Exhibit 10.24.2

CONFIDENTIAL

[***] Certain information in this document has been excluded because it both (i) is not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed.

Amended and Restated License Agreement

This License Agreement (“Agreement”) is made as of May 18, 2021 (the “Effective Date”) byand between Transphorm Japan Epi, a Japanese company with an address at 2-5-15 Shinyokohama, Kohoku-ku, Yokohama City, Japan and company registration no.0200-01- 132392 ( “TJE”); Nexperia B.V., having its principal offices located at Jonkerbosplein 52, 6534AB Nijmegen, The Netherlands (“Nexperia”); and Transphorm, Inc., with an office at 115 Castilian Drive, Goleta, CA, (“Transphorm”) and amends and restates in its entirety that certain Intracompany License Agreement between the Transphorm, Nexperia and TJE dated October 14, 2019. (Transphorm, Nexperia and TJE are each denoted a “Party” and collectively the “Parties”).

Background:

A. TJE is a subsidiary of Transphorm Japan, Inc. (“Transphorm Japan”) in Japan and may become a subsidiary of Nexperia pursuant to the Nexperia Option Agreement;

B. Transphorm Japan is a subsidiary of Transphorm in Japan;

C. Transphorm and Transphorm Japan desire to engage TJE to provide the Services as defined below, and TJE desires to provide such Services to Transphorm;

D. The Parties agree that TJE wishes to perform the Services at arm’s length, and Transphorm wishes to compensate TJE for such Services at arm’s length, pursuant to applicable laws and regulation;

E. Nexperia and Transphorm are parties to that certain Series 3 Preferred Stock Financing and Related Transactions on April 4th, 2018 and Nexperia and Transphorm are now extending their relationship by entering into a Strategic Cooperation Agreement on the date hereof (the “Strategic Cooperation Agreement”) to identify the various agreements constituting the relationship among them, and to which this Agreement and the Nexperia Option Agreement are appended;

F. Transphorm: (i) caused Transphorm Japan to create TJE on 24-09-2019, (ii) transferred certain assets and technology to TJE, (iii) caused TJE to be ready for running full GaN on Silicon initial engineering Epi Wafer recipe from [***], and (iv) Transphorm has assumed an obligation towards Nexperia to execute a plan which is intended to have TJE ready for [***], and supply [***] candidate Epi wafers on or before [***], and additional epi process transfer services upon mutual agreement of the Parties; subject to Nexperia’s ongoing payments to the TJE as agreed per the estimated technical project plan and project costs and payment plan listed in Schedule 1.

G. In connection with the Services, the Parties seek to enter into this Agreement, under which Transphorm agrees to transfer certain Epi technology and grant to TJE certain licenses, as specified below in this Agreement.

H. The Parties intend for this Agreement to enable TJE, upon of a change of control of TJE as a consequence of executing the Option (as defined in the Nexperia Option Agreement), to become direct supplier of the Services to Nexperia.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth in this Agreement, the Parties, intending to be legally bound, hereby agree as follows:

1.     Definitions.

The following terms will have the meaning indicated below:

Exhibit 10.24.2

CONFIDENTIAL
a. “Intellectual Property Rights” means all proprietary or other rights throughout the world in and to (i) patents and patent applications, including, without limitation, any additions, continuations, continuations-in-part, divisions, reissues, reexaminations, renewals or extensions based thereon (“Patents”), (ii) copyrights and similar rights in works of authorship (“Copyrights”), (iii) trademarks, service marks, trade dress, and similar rights in indicia of origin (“Trademarks”), (iv) trade secret rights and similar rights in proprietary and confidential information (“Trade Secrets”), together with any other similar intellectual property rights that may exist in any relevant country or jurisdiction, and including, in each case, applications and registrations for any of the foregoing.

b. “Licensed IP Rights” means all Intellectual Property Rights owned, controlled or licensable by Transphorm Group as of the Effective Date related to the development, manufacture and sale of GaN based Epi wafers, to the extent that the performance of the Services requires a license to such Intellectual Property Rights.

c. “Transphorm Group” means all companies controlled by Transphorm, including but not limited to Transphorm Technology Inc., Transphorm Japan, TJE, and any affiliates of these companies.

d. “Licensed Technology” means designs, manufacturing plans, bills of materials, samples, materials, documentation and other information owned, controlled or licensable by Transphorm Group and necessary for TJE to perform the Services.

e. “License Trigger Event” has the meaning ascribed in the Nexperia Supply Agreement.

f. “Modified IP” has the meaning ascribed in Section 2.d of this Agreement.

g. “Nexperia Option Agreement” means that certain Option Agreement between Transphorm and Nexperia dated May 18, 2021.

h. “Nexperia DLA” means that certain Amended and Restated Development and License Agreement effective on May 18, 2021, and entered into by Transphorm and Nexperia.

i. “Nexperia Supply Agreement” means the Amended and Restated Supply Agreement effective on May 18, 2021, and entered into by Transphorm and Nexperia.

j. “Option Trigger Event” has the meaning ascribed in the Nexperia Option Agreement.

k. “Services” means certain services related to development, manufacturing and sales of the licensed variants of GaN based power semiconductor epi wafer products set forth in the Nexperia DLA, the services to be performed by TJE for Transphorm.

l. “Epi Technology” means all technology necessary for TJE to manufacture Epi Wafers using the EPI Process (whereby “Epi Wafers” and “Epi Process” have the meaning as laid down in the Nexperia Supply Agreement);

m. “Triggered Assignment” has the meaning ascribed in Section 2.e below.

2.     License.

a. Transfer of Epi Technology. Transphorm shall execute and shall cause TJE to execute the plan for transfer of Epi Technology to TJE as laid down in Schedule 1 to this Agreement, which plan is intended to enable TJE to produce full GaN on Silicon initial engineering Epi Wafers on or before April 1, 2020 (this is already fulfilled) and qualifiable [***] on Silicon wafers by [***], and a first-pass qualification attempt with wafers to be started in fab by [***], respectively, in accordance with the targets set forth in Schedule 1 and subject to Nexperia’s payment for the same in accordance with the estimated targets in Schedule 1.

Exhibit 10.24.2

CONFIDENTIAL
b. License to TJE. Subject to TJE’s full compliance with this Agreement, Transphorm hereby grants to TJE a non-exclusive, non-assignable and non-transferrable (except as permitted under Section 8.b.ii of this Agreement), worldwide license, under the Licensed IP Rights and Licensed Technology (including any Modified IP), to perform the Services, as directed by Transphorm from time to time (or, as directed by Nexperia from time to time, if the Option, as defined in the Nexperia Option Agreement, is executed). The foregoing license in this Section 2.b will remain in effect until this Agreement ends or expires in accordance with the terms herein. If TJE's exercise of such license requires payments to any third party, then TJE shall be solely responsible for, and shall bear and pay, such amounts.

c. Sublicenses to Contractors. TJE may sublicense its rights under Section 2.b above to any contractor approved by Transphorm in writing (such consent not to be unreasonably withheld, conditioned or delayed) (“Approved Contractor”), to the extent such Approved Contractor provides any portion of the Services on behalf of TJE or on behalf of Transphorm. If TJE sublicenses any of its rights under Section 2.b above to an Approved Contractor in accordance with the foregoing clause, such sublicense will be limited to enable the Approved Contractor to solely assist TJE with the performance of Services. TJE will ensure that each Approved Contractor has entered into an agreement that includes confidentiality provisions and other terms and conditions that are at least as protective of Transphorm and Nexperia as in this Agreement, and TJE will remain responsible jointly with such Approved Contractor for any breaches or misuse of the Licensed IP Rights and the Licensed Technology committed by such an Approved Contractor. Transphorm may terminate any sublicense upon at least 30 days written notice to TJE if Transphorm reasonably determines that the Approved Contractor is exercising the rights for any purpose other than to assist TJE with the performance of the Services, provided that the Approved Contractor does not cure such non-compliance within such 30 day period.

d. New IP Developments. To the extent that TJE develops (itself or through any other party) any improvements to, extensions of, additions to, or other modifications of the Licensed Technology and/or Licensed IP Rights (“Modified IP”), TJE hereby assigns to Transphorm full ownership of all such Modified IP, together with all related Intellectual Property Rights. The foregoing assignment in this Section 2.d will automatically apply to all Modified IP and related Intellectual Property Rights upon their creation. TJE will disclose to Transphorm on an ongoing basis any and all Modified IP created by or for TJE. Nexperia will be the beneficiary of this Section 2.d. with respect to Modified IP developed after execution of the Option, as defined in the Nexperia Option Agreement. For the avoidance of doubt, nothing herein shall be deemed to require assignment to Nexperia of any Modified IP developed prior to execution of the Option, as defined in the Nexperia Option Agreement.

i. Unassignable Rights. TJE hereby waives any moral rights and any other Intellectual Property Rights that are not assignable under applicable laws or regulations, including the right to identification of authorship or limitation on subsequent modification, that TJE or its employees or contractors may have in any Modified IP assigned to Transphorm (or to Nexperia if the Option, as defined in the Nexperia Option Agreement, is executed) under this Agreement.

ii. Assistance. TJE agrees to assist Transphorm, or its designee, at TJE's expense, in every proper way to secure Transphorm's rights in the Modified IP, including the execution of all applications, specifications, oaths, assignments, and all other instruments that Transphorm may deem necessary in order to apply for and obtain such rights and in order to assign and convey to Transphorm, its successors, assigns, and nominees the sole and exclusive rights, title, and interest in and to such Modified IP. TJE further agrees that TJE's obligation to execute or cause to be executed, when it is in TJE's power to do so, any such application, specification, oath assignment, or other instrument will continue after the termination or expiration of this Agreement. TJE agrees that if Transphorm is unable because of TJE’s unavailability, incapacity, or for any other reason, to secure TJE’s signature to apply for or to pursue any application or registrations for any IP Rights covering the Modified IP, then TJE hereby irrevocably designates and appoints Transphorm and its duly authorized officer, agent and attorney in fact, to act for and on TJE’s behalf to execute and file any such applications and registrations and to do all other lawfully permitted acts to further the prosecution and issuance of patents or other registrations of such Intellectual Property Rights with the same legal force and effect as if executed by TJE. Nexperia will be the beneficiary of this Section 2.d.ii with respect to Modified IP developed after execution of the Option, as defined in the Nexperia Option Agreement.

Exhibit 10.24.2

CONFIDENTIAL
3.     Economics.

a. License Fees. The license in Section 2.b above is fully paid up and royalty free as of the Effective Date and will remain royalty free until the Option, as defined in the Nexperia Option Agreement, is executed. Upon the execution of the Option and the subsequent payment of the License Fee as defined in the in the Nexperia Option Agreement, the license in Section 2.b will be fully paid up.

b. Taxes. The Parties do not expect that any taxes or similar assessments or charges will be due under any jurisdiction, law or regulatory framework (including under any United States Federal or State laws or regulations, or under any foreign laws or regulations) in connection with this Agreement. If any such taxes or assessments may become due, the Parties will collaborate in good faith to restructure this Agreement as necessary and in accordance with applicable laws to minimize any such taxes or assessments.

4.     Representations and Warranties of Transphorm.

Transphorm represents and warrants to TJE as follows:

a. Organization, Good Standing and Qualification. Transphorm is a company duly organized, validly existing and in good standing under the laws of Delaware, and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted.

b. Due Authorization. The execution, delivery of, and the performance of the obligations of Transphorm under this Agreement has been authorized by all necessary corporation action as of the Effective Date and constitutes the valid and legally binding obligation of Transphorm, enforceable against Transphorm in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

c. No Conflicting Obligations. The execution, delivery of, and performance of the obligations of Transphorm under this Agreement do not (i) violate or conflict with, or cause a default under any agreement, instrument, order or decree to which Transphorm is a party or by which Transphorm is bound, and (ii) violate any statute, regulation, rule or other law.

5.     Representations and Warranties of TJE.

TJE represents and warrants to Transphorm as follows:

a. Organization, Good Standing and Qualification. TJE is a company duly organized, validly existing and in good standing under the laws of Japan, and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted.

b. Due Authorization. The execution, delivery of, and the performance of the obligations of TJE under this Agreement has been authorized by all necessary corporation action as of the Effective Date and constitutes the valid and legally binding obligation of TJE, enforceable against TJE in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

c. No Conflicting Obligations. The execution, delivery of, and performance of the obligations of TJE under this Agreement do not (i) violate or conflict with, or cause a default under any agreement, instrument, order or decree to which TJE is a party or by which TJE is bound, and (ii) violate any statute, regulation, rule or other law.

6.     No Other Warranties.

Exhibit 10.24.2

CONFIDENTIAL
Except for the express representations and warranties made by Transphorm in Section 4 of this Agreement and for the express representations and warranties made by TJE under Section 5 of this Agreement, neither Party makes any other representations or warranties in connection with this Agreement to the other Party or to any other party, AND EACH PARTY DISCLAIMS AND THE OTHER PARTY HEREBY WAIVES, ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, IN CONNECTION WITH THIS AGREEMENT, INCLUDING WITH RESPECT TO THE LICENSED TECHNOLOGY, AND LICENSED IP RIGHTS, AND INCLUDING ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

7.     Confidentiality.

a. “Confidential Information” means any information disclosed by one Party to the other Party in connection with this Agreement that is in written, oral, electronic, graphic, or other tangible or intangible form and is marked “Confidential”, “Proprietary” or in some other manner to indicate its confidential nature, or that should reasonably be construed as confidential based on the context of the disclosure or based on the nature of the information. The terms and conditions of this Agreement will be the Confidential Information of each Party, provided however that each Party will be allowed to publicly disclose the existence of this Agreement but not its actual terms and conditions. Notwithstanding anything to the contrary, the Licensed Technology and Licensed IP Rights will remain and be considered the Confidential Information of Transphorm.

b. Exclusions. Confidential Information will exclude any information that (i) was at the time of disclosure, or later becomes generally known and available in the public domain, through no fault of the receiving Party; (ii) is publicly disclosed with the prior written approval of the disclosing Party; (iii) was, or is later independently developed by the receiving Party without any use of the disclosing Party’s Confidential Information; or (iv) becomes known to the receiving Party from a source other than the disclosing Party and not in violation of the disclosing Party’s rights.

c. Obligations. With respect to Confidential Information of the other Party received, shared or otherwise accessed by each Party under this Agreement, (i) each Party will treat such Confidential Information as confidential and will handle it using at least the same procedures and degree of care which it uses to prevent the misuse and disclosure of its own confidential information of like importance, but in no event less than reasonable care, (ii) each Party will only use such Confidential Information as expressly permitted under this Agreement and to the extent reasonably necessary to conduct the transactions and activities described in this Agreement, and (iii) neither Party will disclose any such Confidential Information to any other party or individuals, including its own employees, consultants and representatives, except (1) to the extent reasonably needed to exercise that Party’s rights and discharge its obligations expressly granted in this Agreement, and subject to confidentiality and nonuse obligations at least as protective of the other Party as those set forth in this Agreement, or (2) to the extent permitted under Section 7(d) below.

8.     General.

a. Nexperia Approval: Parties acknowledge that this Agreement is entered into to preserve the legitimate interests of Nexperia and its affiliates under the Strategic Cooperation Agreement and the agreements attached to the Strategic Cooperation Agreement. Parties agree that this Agreement creates enforceable obligations towards Nexperia, and any amendment of this Agreement is subject to Nexperia’s prior written approval, such approval not to be unreasonably withheld, conditioned, or delayed.

b. Assignment.

i. Transphorm (and any subsequent Transphorm assignee) may assign this Agreement to a third party that agrees to be bound by its terms and conditions, in which case Transphorm (or its assignee) will notify TJE and Nexperia about the assignment upon conclusion of such assignment and identify the respective assignee.

Exhibit 10.24.2

CONFIDENTIAL

ii. TJE shall not assign or delegate this Agreement and/or any of its rights or obligations under this Agreement, either in whole or in part, without the prior written consent of Transphorm and Nexperia, which consent may be withheld by Transphorm and Nexperia in Transphorm’s and Nexperia’s sole discretion. For clarification, the foregoing assignment prohibition includes any direct or indirect assignment or attempt to assign this Agreement, whether through a corporate reorganization, by operation of law, change of control, acquisition, merger, or any other corporate transaction (including any reverse triangular merger or similar transaction). Notwithstanding the foregoing, Transphorm will grant consent to TJE to assign this Agreement to Nexperia upon the occurrence of an Option Trigger Event. Any attempted assignment in violation of the foregoing clauses of this Section 8.b.ii will be void.

c. Term and Termination. This Agreement becomes effective as of the Effective Date and continues in effect until terminated as specified below:

i. This Agreement may be terminated with the mutual written approval of each Party.

ii. This Agreement may be terminated by a Party in the event of a material breach by another Party, where such material breach is not substantially remedied within sixty (60) days of written notice provided by the nonbreaching Party and describing the breach.

iii. This Agreement may be terminated by a Party if another Party ceases to do business without a permitted successor, makes an assignment for the benefit of creditors, or files or has filed against it a petition of bankruptcy or other insolvency proceeding.

iv. This Agreement will automatically terminate upon termination or expiration of the Nexperia Supply Agreement.

d. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflict of laws.

e. Arbitration and Venue. Any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in San Francisco, California before one arbitrator. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures, unless the Parties agree in good faith to JAMS' Streamlined Arbitration Rules and Procedures. Judgment on the Award may be entered in any court having jurisdiction. This clause shall not preclude parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.

f. Severability. If any provision of this Agreement is for any reason found to be unenforceable, the remainder of this Agreement will continue in full force and effect.

g. Notices. Any notices under this Agreement will be sent by certified or registered mail, return receipt requested, to the address specified below or such other address as the party specifies in writing. Such notice will be effective two (2) days after mailing as specified.

h. Complete Understanding; Modification. This Agreement, together with its exhibits, amends and restates in its entirety the Intracompany License Agreement between the Parties dated October 14, 2019, and constitutes the complete and exclusive understanding and agreement of the parties and supersedes all prior understandings and agreements, whether written or oral, with respect to the subject matter hereof. Any waiver, modification or amendment of any provision of this Agreement will be effective only if in writing and signed by the parties hereto.

i. Reservation of Rights. Neither Party grants to the other Party or to any other party any license or right, whether by implication, estoppel or otherwise, except for the licenses and rights expressly provided in this

Exhibit 10.24.2

CONFIDENTIAL
Agreement by that Party. Each Party reserves all of its rights other than the rights expressly granted in this Agreement.

[SIGNATURE PAGE FOLLOWS]

Exhibit 10.24.2

CONFIDENTIAL
IN WITNESS WHEREOF, the Parties hereto have executed this License Agreement as of the date first above written.

Transphorm Japan Epi, Inc.
a Japanese corporation
	By:	/s/ Primit Parikh
Primit Parikh
Representative Director

Transphorm, Inc.,
a Delaware corporation
	By:	/s/ Mario Rivas
Mario Rivas
CEO
Read and approved
Nexperia B.V.
A Dutch limited liability company
	By:	/s/ Charles Smit
Charles Smit
General Counsel

Exhibit 10.24.2

CONFIDENTIAL
Schedule 1

Period	What	Comment	Epi runs / Mth (tot)	Operating cost estimate
Month [***]	Facility Preparation and Resourcing	Tool repair cost excluded (if unexpected item, then extra) [***]	[***]	[***]
Month [***]	Process Transfer and Characterization	[***] to transfer [***] process to [***] Epi capable to run for full wafer runs – Initial epi process dial in	[***]	[***]
Month [***]	Process Maintenance and Improvement	1. [***] process transfer (new activity) [***] [***]	[***]	[***]
Month [***]	Process Maintenance and Improvement	[***] [***]	[***]	[***]
Month [***]	Qualification Epi Growths (Gen [***])	1. [***] 2. Production wafer cost determination, Capex plan for volume mass production – agreement with Nexperia	[***]	[***]
Month [***]	[***] deliveries for Nexperia [***]	3. Grow [***] qual wafers [***] at Nexperia request (New activity) Complete [***] validation - [***]. [***] 4. [***]	[***]	[***]
Month [***]	Process Improvement	1. Yield improvement and throughput improvement. Process maintenance and [***] tuning as needed	[***]	[***]
[***]	[***]	1. [***] wafers growth campaign. – [***] 2. Growth for [***] qual wafers	[***]	[***]
	[***]	[***]		[***]

•Month 1 is October [***].
•Total cost (MOCVD development, [***] Services, Minor Capex items): Estimate [***].
•Added [***] wafers. Budget estimate increase [***], [***] months additional schedule.
•Monthly billing from TJE to Nexperia, Nexperia pays TJE. Monthly cost and progress reviews
•TPH (Goleta) labor, TPJ (Japan) corporate support and test cost not charged, Fab, Assy lots part of Nexperia’s ongoing fab-wafer orders
•[***]